UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2017

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive

Lisle, Illinois

60532

(Address of principal executive offices, including Zip Code)

(331) 332-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amendment to Term Loan Facility

On February 7, 2017, Navistar International Corporation (“Parent”) and Navistar, Inc. (the “Borrower”) entered into an Amendment No. 1 (the “Term Loan Amendment”) to the Credit Agreement, dated as of August 17, 2012 (as amended and restated as of August 7, 2015, the “Term Loan Credit Agreement”), among Parent, the Borrower, the Lenders (as defined therein) party thereto and JPMorgan Chase Bank, N.A. (“JPMCB”), as Administrative Agent and Collateral Agent, pursuant to which (i) the Borrower’s remaining approximately $1.0 billion Senior Secured Term Loan was repriced and (ii) provisions regarding European Union bail-in legislation were inserted into the Term Loan Credit Agreement.

The Term Loan Amendment reduces the interest rate applicable to the outstanding Senior Secured Term Loan by 1.50%. Under the terms of the Term Loan Amendment, the interest rate on the outstanding Senior Secured Term Loan is based, at the Borrower’s option, on an adjusted eurodollar rate, plus a margin of 4.00%, or a Base Rate, plus a margin of 3.00%. In connection with the Term Loan Amendment, the Borrower paid (i) a consent fee equal to 0.25% of the aggregate principal amount of the Senior Secured Term Loan, payable to the Administrative Agent for the account of the Lenders, (ii) a call protection fee equal to 1.00% of the aggregate principal amount of the Senior Secured Term Loan, payable to the Administrative Agent for the account of the Lenders party to the Term Loan Credit Agreement immediately prior to the effectiveness of the Term Loan Amendment, and (iii) certain other fees, the total of which the Borrower does not believe is material to its financial position or results of operations.

The foregoing description of the Term Loan Amendment is qualified in its entirety by reference to the Term Loan Amendment, which is filed as Exhibit 10.1 and incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 1 to the Credit Agreement, dated February 7, 2017, among Navistar, Inc., as Borrower, Navistar International Corporation, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent

99.1	Press Release, dated February 8, 2017, “Navistar Completes Repricing of its Approximately $1.0 billion Senior Secured Term Loan”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION (Registrant)

Dated: February 8, 2017	By:	/s/ Walter G. Borst
	Name: Title:	Walter G. Borst Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1 to the Credit Agreement, dated February 7, 2017, among Navistar, Inc., as Borrower, Navistar International Corporation, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent

99.1	Press Release, dated February 8, 2017, “Navistar Completes Repricing of its Approximately $1.0 billion Senior Secured Term Loan”